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Exhibit 10(a).2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Nokia Corporation (the "Company") on Form 20-F for the period ending December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify that to the best of our knowledge:

1.
The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2.
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 7, 2003		/s/ JORMA OLLILA
	Name:	Jorma Ollila
	Title:	Chairman and Chief Executive Officer
Date: February 7, 2003		/s/ OLLI-PEKKA KALLASVUO
	Name:	Olli-Pekka Kallasvuo
	Title:	Executive Vice President, Chief Financial Officer

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  Exhibit 10(a).2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002